Exhibit 99.1
MongoDB Announces Acquisition of Voyage AI to Enable Organizations to Build Trustworthy AI Applications

MongoDB to integrate Voyage AI’s industry-leading embedding and reranking models, delivering highly accurate and relevant information retrieval to power sophisticated AI use cases

NEW YORK—Feb. 24, 2025—MongoDB, Inc. (NASDAQ: MDB), the leading database for modern applications, today announced it has acquired Voyage AI, a pioneer in state-of-the-art embedding and reranking models that power next-generation AI applications. Integrating Voyage AI’s technology with MongoDB will enable organizations to easily build trustworthy, AI-powered applications by offering highly accurate and relevant information retrieval deeply integrated with operational data.

AI-powered applications can address a broad range of complex use cases that traditional software cannot; however, because AI models are probabilistic, they can hallucinate––when a model generates false or misleading information. Inaccurate or low-quality results can create serious risks––especially in cases where the accuracy of information is critical, such as a hospital performing cancer screenings, a financial firm making autonomous investment decisions, or a law firm offering legal advice. Consequently, the risk of hallucinations has limited the use of AI applications for mission-critical use cases. These hallucinations typically occur when the AI model lacks sufficient understanding or context of data within an enterprise.

To address this challenge, companies need high-quality retrieval—a critical AI capability that ensures the most relevant information is extracted from their data with precision. Voyage AI’s advanced embedding and reranking models enable applications to extract meaning from highly specialized and domain-specific text and unstructured data—ranging from legal and financial documents to images, code, and enterprise knowledge bases. Their models are trusted by leading AI innovators like Anthropic, LangChain, Harvey, and Replit. Notably, Voyage AI’s embedding models are the highest-rated zero-shot models in the Hugging Face community. Voyage AI is a leader in AI-powered search and retrieval, backed by a team of world-class AI researchers with roots at Stanford University, the Massachusetts Institute of Technology, the University of California, Berkeley, and Princeton University. Their expertise in cutting-edge embedding models and retrieval architectures will enhance MongoDB’s AI capabilities to solve the most challenging problems with building and scaling AI applications.
“AI has the promise to transform every business, but adoption is held back by the risk of hallucinations,” said Dev Ittycheria, Chief Executive Officer of MongoDB. “By bringing the power of advanced AI-powered search and retrieval to our highly flexible database, the combination of MongoDB and Voyage AI enables enterprises to easily build trustworthy AI-powered applications that drive meaningful business impact. With this acquisition, MongoDB is redefining what’s required of the database for the AI era.”

Exhibit 99.1
“For AI applications to reach their full potential, businesses must trust their outputs, so retrieval needs to be deeply integrated with operational data to be accurate and relevant,” said Tengyu Ma, Founder of Voyage AI. “Joining MongoDB enables us to bring our cutting-edge AI retrieval technology to a broader audience and integrate it seamlessly into mission-critical applications. By combining our expertise in embeddings and reranking with MongoDB’s best-in-class database, we can help organizations build AI applications that deliver more accurate and reliable results at scale, empowering them to confidently apply AI to high-stakes use cases.”

Voyage AI’s embedding and reranking models will remain available through voyage.ai, AWS Marketplace, and Azure Marketplace, with further MongoDB integrations launching later this year.

For a deeper look at the technology behind Voyage AI and what this means for AI-powered applications, see the MongoDB blog.

About MongoDB

Headquartered in New York, MongoDB’s mission is to empower innovators to create, transform, and disrupt industries with software and data. MongoDB’s unified, intelligent data platform was built to power the next generation of applications, and MongoDB is the most widely available, globally distributed database on the market. With integrated capabilities for operational data, search, real-time analytics, and AI-powered retrieval, MongoDB helps organizations everywhere move faster, innovate more efficiently, and simplify complex architectures. Millions of developers and more than 50,000 customers across industries—including 70% of the Fortune 100—rely on MongoDB for their most important applications. To learn more, visit mongodb.com.

Forward-looking Statements

This press release includes certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements concerning MongoDB's acquisition of Voyage AI. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts and statements identified by words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "project," "will," "would" or the negative or plural of these words or similar expressions or variations. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and are subject

Exhibit 99.1
to a variety of assumptions, uncertainties, risks and factors that are beyond our control including, without limitation: our customers renewing their subscriptions with us and expanding their usage of software and related services; global political changes; the effects of the ongoing military conflicts between Russia and Ukraine and Israel and Hamas on our business and future operating results; economic downturns and/or the effects of rising interest rates, inflation and volatility in the global economy and financial markets on our business and future operating results; our potential failure to meet publicly announced guidance or other expectations about our business and future operating results; our limited operating history; our history of losses; failure of our platform to satisfy customer demands; the effects of increased competition; our investments in new products and our ability to introduce new features, services or enhancements; social, ethical and security issues relating to the use of new and evolving technologies, such as artificial intelligence, in our offerings or partnerships; our ability to effectively expand our sales and marketing organization; our ability to continue to build and maintain credibility with the developer community; our ability to add new customers or increase sales to our existing customers; our ability to maintain, protect, enforce and enhance our intellectual property; the effects of social, ethical and regulatory issues relating to the use of new and evolving technologies, such as artificial intelligence, in our offerings or partnerships; the growth and expansion of the market for database products and our ability to penetrate that market; our ability to integrate acquired businesses and technologies successfully or achieve the expected benefits of such acquisitions, including the acquisition of Voyage AI; the risk of any unexpected costs or expenses resulting from the acquisition of Voyage AI; the risk of any litigation relating to such acquisition; the risk that such acquisition and the announcement of it could have an adverse effect on our operating results and business generally; our ability to maintain the security of our software and adequately address privacy concerns; our ability to manage our growth effectively and successfully recruit and retain additional highly-qualified personnel; and the price volatility of our common stock. These and other risks and uncertainties are more fully described in our filings with the Securities and Exchange Commission ("SEC"), including under the caption "Risk Factors" in our Quarterly Report on Form 10-Q for the quarter ended October 31, 2024, filed with the SEC on December 10, 2024, and other filings and reports that we may file from time to time with the SEC. Except as required by law, we undertake no duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events, changes in expectations or otherwise.

Press Contact:
press@mongodb.com